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                                                                   EXHIBIT 10.19


                           QUANEX CORPORATION 1996

               EMPLOYEE STOCK OPTION AND RESTRICTED STOCK PLAN


                 SECTION 1.  PURPOSE

                 The purpose of the Quanex Corporation 1996 Employee Stock Option and Restricted Stock Plan is to promote the interests of Quanex Corporation (the "Company") and its shareholders by providing it with a mechanism to enable the Company and its subsidiaries to attract, retain and motivate their key employees with compensatory arrangements and benefits that make use of the Company's stock so as to provide for or increase the proprietary interests of such employees in the Company.

                 SECTION 2.  DEFINITIONS

                 (A) "AGREEMENT" shall mean a written agreement setting forth the terms of an Award.

                 (B) "AWARD" shall mean an Option (which may be designated as an Incentive Stock Option or a Non-Incentive Stock Option) or a Restricted Stock Award granted under this Plan.

                 (C)  "BOARD" shall mean the Board of Directors of the Company.

                 (D) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                 (E) "COMMITTEE" shall mean the committee appointed by the Board to administer this Plan.

                 (F) "COMMON STOCK" shall mean the Company's Common Stock, $.50 par value (or such other par value as may be designated by act of the Company's stockholders). In addition, for purposes of the Plan and the Awards, the term Common Stock shall also be deemed to include any rights to purchase ("Rights") the Series A Junior Participating Preferred Stock of the Company that may then be trading together with the Common Stock as provided in the Rights Agreement between the Company and Chemical Bank relating to the Rights.

                 (G)  "COMPANY" shall mean Quanex Corporation.

                 (H) "DISABILITY" shall mean a mental or physical disability which, in the opinion of a physician selected by the Committee, shall prevent the Employee from earning a reasonable livelihood with the Company or any Subsidiary and which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months and which: (a) was not contracted, suffered or incurred while the Employee was engaged in, or did not result from having engaged in, a felonious criminal enterprise; (b) did not result from alcoholism or addiction to narcotics; and
(c) did not result from an injury incurred while a member of the Armed Forces of the United States for which the Employee receives a military pension.

                 (I) "DISINTERESTED" shall mean disinterested within the meaning of applicable regulatory requirements, including those promulgated under Section 16 of the Exchange Act.

                 (J) "EMPLOYEE" shall mean an officer or employee of the Company or a Subsidiary.

                 (K) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                 (L) "FAIR MARKET VALUE" shall mean the closing price of the Common Stock on the date in question as reported in the New York Stock Exchange -- Composite Transactions listing or if, in the discretion of the Committee, another means of determining the fair market value of a share of Common Stock at such date shall be necessary or advisable, the Committee may provide for another means of determining such fair market value.
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                 (M)  "INCENTIVE STOCK OPTION" shall mean an Option that is intended by the Committee to meet the requirements of Section 422 of the Code or any successor provision.

                 (N) "NON-INCENTIVE STOCK OPTION" shall mean an Option granted pursuant to this Plan which does not qualify as an Incentive Stock Option.

                 (O) "OPTION" shall mean the right to purchase Common Stock at a price to be specified and upon terms to be designated by the Committee pursuant to this Plan. An Option shall be designated by the Committee as an Incentive Stock Option or a Non-Incentive Stock Option.

                 (P) "OPTION PRICE" shall mean the price at which shares may be purchased pursuant to an Option.

                 (Q) "PLAN" shall mean this Quanex Corporation 1996 Employee Stock Option and Restricted Stock Plan.

                 (R) "RESTRICTED PERIOD" shall mean the period designated by the Committee during which Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered.

                 (S) "RESTRICTED STOCK" shall mean those shares of Common Stock issued pursuant to a Restricted Stock Award which are subject to the restrictions, terms, and conditions set forth in the related Agreement.

                 (T) "RESTRICTED STOCK AWARD" shall mean an award of Restricted Stock pursuant to Section 8 hereof.

                 (U) "RETAINED DISTRIBUTIONS" shall mean any securities or other property (other than regular cash dividends) distributed by the Company in respect of Restricted Stock during any Restricted Period.

                 (V) "RETIRE" or "RETIREMENT" shall mean retirement in accordance with the terms of a retirement plan that is qualified under Section 401(a) of the Code and maintained by the Company or a Subsidiary in which the employee is a participant.

                 (W) "SUBSIDIARY" shall mean any present or future subsidiary corporations, as defined in Section 424 of the Code, of the Company.

                 SECTION 3.  STOCK SUBJECT TO THE PLAN

                 The total amount of the Common Stock with respect to which Awards may be granted shall not exceed in the aggregate 750,000 shares. The class and aggregate number of shares which may be subject to the Options granted under this Plan shall be subject to adjustment under Section 7. The class and aggregate number of shares which may be subject to the Restricted Stock Awards granted under the Plan shall also be subject to adjustment under
Section 8. Shares may be treasury shares or authorized but unissued shares. If any Award under the Plan shall expire or terminate for any reason without having been exercised in full, or if any Award shall be forfeited, the shares subject to the unexercised or forfeited portion of such Award shall again be available for the purposes of the Plan.

                 SECTION 4.  ADMINISTRATION

                 The Plan shall be administered by a Committee the members of which shall be Disinterested persons. The Committee shall consist of not less than two members of the Board, who are not Employees. The Board shall have the power from time to time to add or remove members of the Committee, and to fill vacancies arising for any reason. The Committee shall designate a chairman from among its members, who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at any time and place as it shall choose. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The vote of a majority of those members present





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at any meeting shall decide any question brought before that meeting.  In addition, the Committee may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members.
No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. All questions of interpretation and application of the Plan, or as to Awards granted under it shall be subject to the determination of a majority of the Committee. The Committee in exercising any power or authority granted under this Plan or in making any determination under this Plan shall perform or refrain from performing those acts using its sole discretion and judgment. Any decision made by the Committee or any refraining to act or any act taken by the Committee in good faith shall be final and binding on all parties. The Committee's decision shall never be subject to de novo review. When appropriate the Plan shall be administered in order to qualify certain of the Options granted under it as Incentive Stock Options.

                 SECTION 5.  ELIGIBILITY

                 The individuals who shall be eligible to participate in the Plan shall be those full-time key Employees, including directors if they are Employees, as the Committee shall determine during the term of this Plan. No individual shall be eligible to receive an Award under the Plan while that individual is a member of the Committee.

                 No Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the corporation employing the Employee or of its parent or subsidiary corporation shall be eligible to receive an Option which is an Incentive Stock Option unless at the time that the Option is granted the option price is at least 110% of the Fair Market Value of the Common Stock at the time the Option is granted and the Option by its own terms is not exercisable after the expiration of five years from the date the Option is granted.

                 An Employee will be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust will be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. For all purposes of this Plan, a parent corporation is any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, on the date of grant of the Option in question, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in that chain; and a subsidiary corporation is any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, on the date of grant of the Option in question, each of the corporations, other than the last corporation in the chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in that chain.

                 SECTION 6.  MAXIMUM NUMBER OF SHARES SUBJECT TO AN AWARD

                 The maximum number of shares of Common Stock subject to Options that may be awarded to any Employee under the Plan during any consecutive three year period is 250,000. The maximum number of shares of Common Stock that may be awarded to any Employee pursuant to Restricted Stock Awards under the Plan during any consecutive three year period is 250,000.

                 SECTION 7.  STOCK OPTIONS

                 A. AUTHORITY TO GRANT OPTIONS. The Committee may grant Incentive Stock Options or Non-Incentive Stock Options at any time during the term of this Plan to any eligible Employee that it chooses.

                 Each Option granted shall be approved by the Committee. Subject only to any applicable limitations set forth in this Plan, the number of shares of Common Stock to be covered by an Option shall be as determined by the Committee.





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                 B.  OPTION PRICE.  The price at which shares may be purchased pursuant to an Option, whether it is an Incentive Stock Option or a Non-Incentive Stock Option, shall be not less than the Fair Market Value of the shares of Common Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares may be purchased shall be more than the minimum price required.

                 C. DURATION OF OPTIONS. No Option which is an Incentive Stock Option shall be exercisable after the expiration of ten years from the date such Option is granted. The Committee in its discretion may provide that such Option shall be exercisable throughout the ten year period or during any lesser period of time commencing on or after the date of grant of such Option and ending upon or before the expiration of the ten year period. If an Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the corporation employing the Employee or of its parent or subsidiary corporation, no Option which is an Incentive Stock Option shall be exercisable after the expiration of five years from the date such Option is granted. No Option which is a Non-Incentive Stock Option shall be exercisable after the expiration of ten years from the date such Option is granted. The Committee in its discretion may provide that such Option shall be exercisable throughout the ten year period or during any lesser period of time commencing on or after the date of grant of such Option and ending upon or before the expiration of the ten year period.

                 D. MAXIMUM VALUE OF STOCK SUBJECT TO OPTIONS WHICH ARE INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value (determined as of the date the Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee in any calendar year (under this Plan and any other incentive stock option plan(s) of the Company and any parent and subsidiary corporation) exceeds $100,000, the Options shall be treated as Non-Incentive Stock Options. In making this determination, Options shall be taken into account in the order in which they were granted.

                 E. AMOUNT EXERCISABLE. The usual form of agreement granting an Option (whether Incentive or Non- Incentive) shall, subject to any limitation on exercise contained in the Agreement which is not inconsistent with this Plan, contain the following terms of exercise:

                 (a) No Option granted under this Plan may be exercised until an Optionee has completed one year of continuous employment with the Company or any Subsidiary following the date of grant;

                 (b) Beginning on the day after the first anniversary of the date of grant, an Option may be exercised up to 1/3 of the shares subject to the Option;

                 (c) After the expiration of each succeeding anniversary date of the date of grant, the Option may be exercised up to an additional 1/3 of the shares subject to the Option, so that after the expiration of the third anniversary of the date of grant, the Option shall be exercisable in full; and

                 (d) To the extent not exercised, installments shall be cumulative and may be exercised in whole or in part until the Option expires on the tenth anniversary of the date of the grant.

However, the Committee, in its discretion, may change the terms of exercise so that any Option may be exercised so long as it is valid and outstanding from time to time in part or as a whole in such manner and subject to such conditions as it may set. In addition, the Committee, in its discretion, may accelerate the time in which any outstanding Option may be exercised. But in no event shall any Option be exercisable after the tenth anniversary of the date of the grant.

                 F. EXERCISE OF OPTIONS. An Optionee may exercise such optionee's Option by delivering to the Company a written notice stating (i) that such optionee wishes to exercise such Option on the date such notice is so delivered, (ii) the number of shares of stock with respect to which the Option is to be exercised and (iii) the address to which the certificate representing such shares of stock should be mailed. In order to be effective, such written notice shall be accompanied by (i) payment of the Option Price of such shares of stock and (ii) payment of an amount of money necessary to satisfy any withholding tax





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liability that may result from the exercise of such Option.  Each such payment shall be made by cashier's check drawn on a national banking association and payable to the order of the Company in United States dollars.

                 If, at the time of receipt by the Company of such written notice, (i) the Company has unrestricted surplus in an amount not less than the Option Price of such shares of stock, (ii) all accrued cumulative preferential dividends and other current preferential dividends on all outstanding shares of preferred stock of the Company have been fully paid, (iii) the acquisition by the Company of its own shares of stock for the purpose of enabling such optionee to exercise such Option is otherwise permitted by applicable law and without any vote or consent of any stockholder of the Company, and (iv) there shall have been adopted, and there shall be in full force and effect, a resolution of the Board authorizing the acquisition by the Company of its own shares of stock for such purpose, then such optionee may deliver to the Company, in payment of the Option Price of the shares of stock with respect to which such Option is exercised, (x) certificates registered in the name of such optionee that represent a number of shares of stock legally and beneficially owned by such optionee (free of all liens, claims and encumbrances of every kind) and having a Fair Market Value on the date of receipt by the Company of such written notice that is not greater than the Option Price of the shares of stock with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares of stock represented by such certificates, with the signature of such record holder guaranteed by a national banking association, and (y) if the Option Price of the shares of stock with respect to which such Option is to be exercised exceeds such Fair Market Value, a cashier's check drawn on a national banking association and payable to the order of the Company in an amount, in United States dollars, equal to the amount of such excess. Notwithstanding the provisions of the immediately preceding sentence, the Committee, in its sole discretion, may refuse to accept shares of stock in payment of the Option Price of the shares of stock with respect to which such Option is to be exercised and, in that event, any certificates representing shares of stock that were received by the Company with such written notice shall be returned to such optionee, together with notice by the Company to such optionee of the refusal of the Committee to accept such shares of stock. If, at the expiration of seven business days after the delivery to such optionee of such written notice from the Company, such optionee shall not have delivered to the Company a cashier's check drawn on a national banking association and payable to the order of the Company in an amount, in United States dollars, equal to the Option Price of the shares of stock with respect to which such Option is to be exercised, such written notice from the optionee to the Company shall be ineffective to exercise such Option.

                 As promptly as practicable after the receipt by the Company of
(i) such written notice from the optionee, (ii) payment, in the form required by the foregoing provisions of this Section of the Option Price of the shares of stock with respect to which such Option is to be exercised, and (iii) payment, in the form required by the foregoing provisions of this Section, of an amount of money necessary to satisfy any withholding tax liability that may result from the exercise of such Option, a certificate representing the number of shares of stock with respect to which such Option has been so exercised, such certificate to be registered in the name of such optionee, provided that such delivery shall be considered to have been made when such certificate shall have been mailed, postage prepaid, to such optionee at the address specified for such purpose in such written notice from the optionee to the Company.

                 G. TRANSFERABILITY OF OPTIONS. Options shall not be transferable by the optionee except by will or under the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him. Any attempted sale, assignment, transfer, pledge or encumbrance of an Option in violation of this Agreement shall be void and the Company shall not be bound thereby.

                 H. TERMINATION OF EMPLOYMENT OR DEATH OF OPTIONEE. Except as may be otherwise expressly provided herein with respect to an Option that is a Non-Incentive Stock Option, all Options shall terminate on the earlier of the date of the expiration of the Option or one day less than three months after the date of severance, upon severance of the employment relationship between the Company and the optionee, whether with or without cause, for any reason other than the death, Disability or, in the case of Non-Incentive Stock Options only, Retirement of the optionee, during which period the optionee shall be entitled to exercise the Option in respect of the number of shares that the optionee would have been entitled to purchase had the optionee exercised the Option on the date of such severance of employment. Whether authorized leave of absence, or absence on military or government service, shall constitute severance of the employment relationship between the Company and the optionee shall be





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determined by the Committee at the time thereof.  In the event of severance because of the Disability of the holder of any Incentive Stock Option while in the employ of the Company and before the date of expiration of such Incentive Stock Option, such Incentive Stock Option shall terminate on the earlier of such date of expiration or one year following the date of such severance because of Disability, during which period the optionee shall be entitled to exercise the Incentive Stock Option in respect to the number of shares that the optionee would have been entitled to purchase had the optionee exercised the Incentive Stock Option on the date of such severance because of Disability. In the event of the death of the holder of any Incentive Stock Option while in the employ of the Company and before the date of expiration of such Incentive Stock Option, such Incentive Stock Option shall terminate on the earlier of such date of expiration or one year following the date of death. After the death of the optionee, his executors, administrators or any person or persons to whom his Incentive Stock Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the termination of an Incentive Stock Option to exercise the Incentive Stock Option, in respect to the number of shares that the optionee would have been entitled to exercise if he had exercised the Incentive Stock Option on the date of his death while in employment. For purposes of Incentive Stock Options issued under this Plan, an employment relationship between the Company and the optionee shall be deemed to exist during any period in which the optionee is employed by the Company, a corporation issuing or assuming an option in a transaction to which Section 424(a) of the Code applies, or a parent or subsidiary corporation of such corporation issuing or assuming an option. For this purpose, the phrase "corporation issuing or assuming an option" shall be substituted for the word "Company" in the definitions of parent and subsidiary corporations in Section 5 and the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code.

                 In the event of the death, Disability, or Retirement of a holder of a Non-Incentive Stock Option, before the date of expiration of such Non-Incentive Stock Option, such Non-Incentive Stock Option shall continue fully in effect, including provisions providing for subsequent vesting of such Option, and shall terminate on the date of expiration of the Non-Incentive Stock Option. After the death of the optionee, his executors, administrators or any person or persons to whom his Non-Incentive Stock Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the termination of the Non-Incentive Stock Option to exercise the Non-Incentive Stock Option, in respect to the number of shares that the optionee would have been entitled to exercise if he were still alive. Notwithstanding the foregoing provisions of this Section, in the case of a Non-Incentive Stock Option the Committee may provide for a different option termination date in the Option Agreement with respect to such Option.

                 I. NO RIGHTS AS STOCKHOLDER. No optionee shall have rights as a stockholder with respect to shares covered by his Option until the date a stock certificate is issued for the shares. Except as provided in the following provisions of this Section 7, no adjustment for dividends, or other matters shall be made if the record date is prior to the date the certificate is issued.

                 J. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                 If the Company shall effect a subdivision or consolidation of shares or other capital adjustment of, or the payment of a dividend in capital stock or other equity securities of the Company on, its Common Stock, or other increase or reduction of the number of shares of the Common Stock outstanding without receiving consideration therefor in money, services, or property, or the reclassification of its Common Stock, in whole or in part, into other equity securities of the Company, then (a) the number, class and per share price of shares of stock subject to outstanding Options hereunder shall be appropriately adjusted (or in the case of the issuance of other equity securities as a dividend on, or in a reclassification of, the Common Stock, the Options shall extend to such other securities) in such a manner as to entitle an optionee to receive, upon exercise of an Option, for the same aggregate cash compensation, the same total number and class or classes of shares (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) he would have held after such





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adjustment if he had exercised his Option in full immediately prior to the event requiring the adjustment, or, if applicable, the record date for determining shareholders to be affected by such adjustment; and (b) the number and class of shares then reserved for issuance under the Plan (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) shall be adjusted by substituting for the total number and class of shares of stock then received, the number and class or classes of shares of stock (or in the case of a dividend on, or reclassification into, other equity securities, such other securities) that would have been received by the owner of an equal number of outstanding shares of Common Stock as the result of the event requiring the adjustment. Comparable rights shall accrue to each optionee in the event of successive subdivisions, consolidations, capital adjustment, dividends or reclassifications of the character described above.

                 If the Company shall distribute to all holders of its shares of Common Stock (including any such distribution made to non-dissenting shareholders in connection with a consolidation or merger in which the Company is the surviving corporation and in which holders of shares of Common Stock continue to hold shares of Common Stock after such merger or consolidation) evidences of indebtedness or cash or other assets (other than cash dividends payable out of consolidated retained earnings not in excess of, in any one year period, the greater of (a) $1.00 per share of Common Stock or (b) two times the aggregate amount of dividends per share paid during the preceding calendar year and dividends or distributions payable in shares of Common Stock or other equity securities of the Company described in the immediately preceding paragraph), then in each case the Option Price shall be adjusted by reducing the Option Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by an amount equal to the Fair Market Value, as determined in good faith by the Board (whose determination shall be described in a statement filed in the Company's corporate records and be available for inspection by any holder of an Option) of the portion of the evidence of indebtedness or cash or other assets so to be distributed applicable to one share of Common Stock; provided that in no event shall the Option Price be less than the par value of a share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of the distribution retroactive to the record date for the determination of the stockholders entitled to receive such distribution. Comparable adjustments shall be made in the event of successive transactions of the character described above.

                 If the Company shall make a tender offer for, or grant to all of its holders of its shares of Common Stock the right to require the Company or any subsidiary of the Company to acquire from such stockholders shares of, Common Stock, at a price in excess of the Current Market Price (a "Put Right") or the Company shall grant to all of its holders for its shares of Common Stock the right to acquire shares of Common Stock for less than the Current Market Price (a "Purchase Right"), then, in the case of a Put Right, the Option Price shall be adjusted by multiplying the Option Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such Put Right by a fraction, the numerator of which shall be the number of shares of Common Stock then outstanding minus the number of shares of Common Stock which could be purchased at the Current Market Price for the aggregate amount which would be paid if all Put Rights are exercised and the denominator of which is the number of shares of Common Stock which would be outstanding if all Put Rights are exercised; and, in the case of a Purchase Right, the Option Price shall be adjusted by multiplying the Option Price in effect immediately prior to the record date for the determination of the stockholders entitled to receive such Purchase Right by a fraction, the numerator of which shall be the number of shares of Common Stock then outstanding plus the number of shares of Common Stock which could be purchased at the Current Market Price for the aggregate amount which would be paid if all Purchase Rights are exercised and the denominator of which is the number of shares of Common Stock which would be outstanding if all Purchase Rights are exercised. In addition, the number of shares subject to the Option shall be increased by multiplying the number of shares then subject to the Option by a fraction which is the inverse of the fraction used to adjust the Option Price. Notwithstanding the foregoing if any such Put Rights or Purchase Rights shall terminate without being exercised, the Option Price and number of shares subject to the Option shall be appropriately readjusted to reflect the Option Price and number of shares subject to the Option which would have been in effect if such unexercised Rights had never existed. Comparable adjustments shall be made in the event of successive transactions of the character described above.

                 After the merger of one or more corporations into the Company, after any consolidation of the Company and one or more corporations, or after any other corporate transaction described in





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Section 424(a) of the Code in which the Company shall be the surviving corporation, each optionee, at no additional cost, shall be entitled to receive, upon any exercise of his Option, in lieu of the number of shares as to which the Option shall then be so exercised, the number and class of shares of stock or other equity securities to which the optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation if at the time of such merger or consolidation such optionee had been a holder of a number of shares of Common Stock equal to the number of shares as to which the Option shall then be so exercised and, if as a result of such merger, consolidation or other transaction, the holders of Common Stock are not entitled to receive any shares of Common Stock pursuant to the terms thereof, each optionee, at no additional cost shall be entitled to receive, upon exercise of his Option, such other assets and property, including cash to which he would have been entitled if at the time of such merger, consolidation or other transaction he had been the holder of the number of shares of Common Stock equal to the number of shares as to which the Option shall then be so exercised. Comparable rights shall accrue to each optionee in the event of successive mergers or consolidations of the character described above.

                 After a merger of the Company into one or more corporations, after a consolidation of the Company and one or more corporations, or after any other corporate transaction described in Section 424(a) of the Code in which the Company is not the surviving corporation, each optionee shall, at no additional cost, be entitled at the option of the surviving corporation (i) to have his then existing Option assumed or have a new option substituted for the existing Option by the surviving corporation to the transaction which is then employing him, or a parent or subsidiary of such corporation, on a basis where the excess of the aggregate fair market value of the shares subject to the Option immediately after the substitution or assumption over the aggregate Option Price of such option is equal to the excess of the aggregate fair market value of all shares subject to the option immediately before such substitution or assumption over the aggregate Option Price of such shares, provided that the shares subject to the new option must be traded on the New York or American Stock Exchange or quoted on the National Association of Securities Dealers Automated Quotation System, or (ii) to receive, upon any exercise of his Option, in lieu of the number of shares as to which the Option shall then be so exercised, the securities, property and other assets, including cash, to which the optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation or the agreement giving rise to the other corporate transaction if at the time of such merger, consolidation or other transaction such optionee had been the holder of the number of shares of Common Stock equal to the number of shares as to which the Option shall then be so exercised.

                 If a corporate transaction described in Section 424(a) of the Code which involves the Company is to take place and there is to be no surviving corporation while an Option remains in whole or in part unexercised, it shall be canceled by the Board as of the effective date of any such corporate transaction but before that date each optionee shall be provided with a notice of such cancellation and each optionee shall have the right to exercise such Option in full (without regard to any vesting limitations set forth in or imposed pursuant to preceding provisions of this Plan or the option agreement with respect to such Option) to the extent it is then still unexercised during a 30-day period preceding the effective date of such corporate transaction.

                 For purposes of this Section, Current Market Price per share of Common Stock shall mean the last reported price for the Common Stock in the New York Stock Exchange -- Composite Transaction listing on the trading day immediately preceding the first trading day on which, as a result of the establishment of a record date or otherwise, the trading price reflects that an acquiror of Common Stock in the public market will not participate in or receive the payment of any applicable dividend or distribution; provided, however, that if there is no closing price for the stock as so reported on that date or if, in the discretion of the Committee, another means of determining the fair value of the shares of stock at such date shall be necessary or advisable, the Committee may provide for another means for determining the Current Market Price of the Common Stock.

                 Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

                 K. SUBSTITUTION OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of the Company, or whose employer is about to become a parent or subsidiary corporation, conditioned in the case of an incentive stock option upon the employee becoming an employee as the result of a merger or consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least 50% of the issued and outstanding stock of another corporation as the result of which it becomes a subsidiary of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions of this Plan to the extent the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted. But with respect to stock options which are incentive stock options, no variation shall be made which will affect the status of any substitute option as an "incentive stock option" under Section 422 of the Code.

                 SECTION 8.  RESTRICTED STOCK AWARDS

                 A. AWARDS. The Committee may make an Award of Restricted Stock to selected eligible Employees. The amount of each Restricted Stock Award and the respective terms and conditions of each Award (which terms and conditions need not be the same in each case) shall be determined by the Committee in its sole discretion. However, the terms and conditions of an Award shall not be inconsistent with the terms of the Plan.

                 B. TRANSFERABILITY AND RIGHTS WITH RESPECT TO RESTRICTED STOCK. Except as provided herein, Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered during a Restricted Period. Any attempted sale, assignment, transfer, pledge or encumbrance of Restricted Stock in violation of this Plan shall be void and the Company shall not be bound thereby.

                 During the Restricted Period, certificates representing the Restricted Stock and any Retained Distributions shall be registered in the recipient's name and bear a restrictive legend to the effect that ownership of such Restricted Stock (and any such Retained Distributions), and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms, and conditions provided in this Plan and the applicable Agreement. Such certificates shall be deposited by the recipient with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions which shall be forfeited in accordance with this Plan and the applicable Agreement. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes.

                 Subject to the terms of this Plan and the Agreement with respect to the Award, the recipient shall have the right to vote the Restricted Stock awarded to such recipient and to receive and retain all regular cash dividends, and to exercise all other rights, powers and privileges of a holder of Common Stock, with respect to such Restricted Stock, with the exception that
(i) the recipient shall not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the restrictions applicable thereto shall have expired, (ii) the Company shall retain custody of all Retained Distributions made or declared with respect to the Restricted Stock (and such Retained Distributions shall be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid, or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in separate accounts and (iii) the recipient may not sell, assign, transfer, pledge, exchange, encumber, or dispose of the Restricted Stock or any Retained Distributions during the Restricted Period. Nothing in this Section shall prevent transfers by will or by the applicable laws of descent and distribution.

                 C. VESTING OF RESTRICTED STOCK. Restricted Stock Awards shall be subject to such vesting restrictions, if any, as the Committee shall determine in its sole discretion; provided that any Restricted Stock Award that is granted to an Employee who is then subject to the reporting and short-swing profit provisions of Section 16 of the Exchange Act and the rules thereunder shall vest no earlier than six months following the date on which the Restricted Stock is deemed awarded for purposes of such provisions.

                 D. CONSEQUENCE OF VESTING. Subject to Section 9, when shares of Restricted Stock become vested, the Restricted Period shall be terminated as to those shares, and the Company shall deliver to the Restricted Stock Award recipient (or his estate, if applicable) a Common Stock certificate representing those shares and all Retained Distributions made or declared with respect to those shares, reduced as necessary to satisfy the Company's tax withholding obligation.

                 E. WITHHOLDING TAX. The Company shall meet its tax withholding obligations under the Code and applicable state or local law arising upon the vesting of Restricted Stock by delivering to the Restricted Stock recipient (or his estate, if applicable) a reduced number of shares of Common Stock in the manner specified herein. At the time of vesting of shares of Restricted Stock, the Company shall (i) calculate the amount of withholding tax due on the assumption that all such vested shares of Restricted Stock are made available for delivery, (ii) reduce the number of such shares made available for delivery so that the Fair Market Value of the shares withheld on the vesting date approximates the amount of tax the Company is obliged to withhold and (iii) in lieu of the withheld shares, remit cash to the United States Treasury and other applicable governmental authorities, on behalf of the participant, in the amount of the withholding tax due.

                 The Company shall withhold only whole shares of Common Stock to satisfy its withholding obligation. Where the Fair Market Value of the withheld shares does not equal Company's withholding tax obligation, the Company shall withhold shares with a Fair Market Value slightly in excess of the amount of its withholding obligation and shall remit the excess cash to the Restricted Stock Award recipient (or his estate, if applicable) with the shares of Common Stock made available for delivery.

                 The withheld shares of Restricted Stock not made available for delivery by the Company shall be retained as treasury stock or will be cancelled and, in either case, the recipient's right, title and interest in such Restricted Stock shall terminate.

                 F. CHANGES IN COMPANY'S CAPITAL STRUCTURE. In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend, or combination of shares, appropriate adjustments shall be made by the Committee in the aggregate number and kind of shares which may be issued or granted as Awards. If any adjustment shall result in a fractional share, the fraction shall be disregarded.

                 SECTION 9.  REQUIREMENTS OF LAW

                 The Company shall not be required to sell, issue or deliver any shares of Common Stock under any Award if such sale, issuance or delivery shall constitute a violation by the Award recipient or the Company of any provisions of any law or regulation of any governmental authority. Each Award granted under this Plan shall be subject to the requirements that, if at any time the Board or the Committee shall determine that the listing, registration or qualification of the shares upon any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision, or the consent or approval of any governmental regulatory body, or investment or other representations, are necessary or desirable in connection with the issue, or purchase or delivery of shares subject to an Award, that Award shall not be exercised in whole or in part and no shares shall be delivered pursuant to an Award unless the listing, registration, qualification, consent, approval or representations shall have been effected or obtained free of any conditions not acceptable to the Committee. Any determination in this connection by the Committee shall be final. In the event the shares issuable or deliverable on exercise or vesting of an Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for those shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

                 "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for a sale or transfer."

The Company may, but shall in no event be obligated to, register any securities covered by this Plan under the Securities Act of 1933 (as now in effect or as later amended) and, in the event any shares are registered, the Company may remove any legend on certificates representing those shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Award or the issuance or delivery of shares under the Award to comply with any law or regulation or any governmental authority.

                 SECTION 10.  EMPLOYMENT OBLIGATION

                 The granting of any Award shall not impose upon the Company any obligation to employ or continue to employ any Award recipient. The right of the Company to terminate the employment of any officer or other Employee shall not be diminished or affected by reason of the fact that an Award has been granted to him.

                 SECTION 11.  FORFEITURE FOR CAUSE

                 Notwithstanding any other provision of this Plan, if the Committee finds by a majority vote, that the Award recipient, before or after termination of his employment with the Company (a) committed a fraud, embezzlement, theft, felony or act of dishonesty in the course of his employment by the Company which conduct damaged the Company or (b) disclosed trade secrets of the Company, then any outstanding options which have not been exercised by the individual and any Awards which have not yet vested will be forfeited. The decision of the Committee as to the cause of an Award recipient's discharge, the damage done to the Company and the extent of the individual's competitive activity will be final. No decision of the Committee, however, will affect the finality of the discharge of the individual by the Company.

                 SECTION 12.  AMENDMENT OR TERMINATION OF PLAN

                 The Board may modify, revise or terminate this Plan at any time and from time to time. However, without the further Company stockholder approval by a majority of the votes cast at a duly held stockholders' meeting at which a quorum representing a majority of all outstanding voting stock (or if the provisions of the corporate charter, bylaws or applicable state law prescribe a greater degree of stockholder approval for this action, without the degree of stockholder approval thus required) is, either in person or by proxy, present and voting on the issue, the Board may not (a) increase the aggregate number of shares that may be subject to Awards pursuant to the provisions of this Plan; (b) materially increase the benefits accruing to participants under this Plan or (c) materially modify the requirements as to eligibility for participation in this Plan.

                 SECTION 13.  WRITTEN AGREEMENT

                 Each Award granted under this Plan shall be embodied in a written Agreement, which shall be subject to the terms and conditions prescribed above, and shall be signed by the recipient and by the appropriate officer of the Company for and in the name and on behalf of the Company. Each Agreement shall contain any other provisions consistent with this Plan that the Committee in its discretion shall deem advisable.

                 SECTION 14.  INDEMNIFICATION OF THE COMMITTEE

                 The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further act on his part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a member of the Committee, whether or not he continues to be such member of the Committee at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee (a) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of the Committee, or (b) in respect of any matter in which any settlement is effected, to an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further, that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee unless, within sixty (60) days after institution of any such action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend the same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and shall be in addition to all other rights to which such member of the Committee may be entitled to as a matter of law, contract or otherwise. Nothing in this Section shall be construed to limit or otherwise affect any right to indemnification or payment of expense, or any provisions limiting the liability of any officer or director of the Company or any member of the Committee, provided by law, the Certificate of Incorporation of the Company or otherwise.

                 SECTION 15.  SECTION 83(B) ELECTIONS.

                 No Employee shall exercise the election permitted under
Section 83(b) of the Code with respect to an Award without written approval of the Committee. If the Committee permits such an election with respect to any Award, the Company shall require the Award recipient to pay the Company an amount necessary to satisfy the Company's tax withholding obligation.

                 SECTION 16.  AWARD GRANT TERMINATION.

                 No Awards shall be granted pursuant to this Plan after October 10, 2005.